SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 2, 2003

(Date of earliest event reported)

SUMMIT BROKERAGE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	0-29337 (Commission File Number)	59-3202578 (IRS Employer Identification No.)

25 Fifth Avenue
Indialantic, Florida 32902
(Address of principal executive offices, zip code)

(321) 724-2303
(Registrant’s telephone number, including area code)

     This Amendment No. 2 supplements the Report on Form 8-K filed with the Securities and Exchange Commission on January 3, 2003 and amendment thereto filed on January 17, 2003 by Summit Brokerage Services, Inc. (the “Registrant”) to file (a) the financial statements of the Boca Raton, Florida office of Wachovia Securities Financial Network, Inc. (“WSFN Boca Raton Office”) from which the Registrant acquired certain assets, and (b) the pro forma financial information relating to the business combination of the Registrant and the acquired assets/business of WSFN Boca Raton Office.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)	The following financial statements of the acquired WSFN Boca Raton Office are included herein pursuant to Item 7(a):

WSFN BOCA RATON OFFICE

Report of Independent Certified Public Accountants
Balance Sheet as of December 31, 2002
Statements of Loss for the years ended December 31, 2001 and December 31, 2002
Statements of Changes In Branch Equity for the years ended December 31, 2001 and December 31, 2002
Statements of Cash Flows for the years ended December 31, 2001 and December 31, 2002
Notes to Financial Statements for the years ended December 31, 2001 and December 31, 2002

(b)	Unaudited Pro Forma Financial Information

The following unaudited pro forma financial information is included herein pursuant to Item 7(b):

SUMMIT BROKERAGE SERVICES, INC. AND SUBSIDIARIES

Unaudited Pro Forma Combining Financial Statements as of December 31, 2002 and for the year then ended
Notes to the Unaudited Pro Forma Combining Financial Statements as of December 31, 2002 and for the year then ended

(c)	Exhibits

10.1	Purchase Agreement dated January 2, 2003 by and between Summit Holding Group, Inc. (a subsidiary of Registrant) and Wachovia Securities Financial Network, Inc.

99.1	Financial Statements of the WSFN Boca Raton Office as of December 31, 2002 and for the two years then ended

99.2	Unaudited Pro Forma Combining Financial Statements as of December 31, 2002 and for the year then ended

Signature Page

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT BROKERAGE SERVICES, INC

Date: March 17, 2003	/s/ Marshall T. Leeds
Marshall T. Leeds Chairman and Chief Executive Officer

/s/ Mark F. Caulfield
Mark F. Caulfield Chief Financial Officer

EXHIBIT INDEX

10.1	Purchase Agreement dated January 2, 2003 by and between Summit Holding Group, Inc. (a subsidiary of Registrant) and Wachovia Securities Financial Network, Inc.

99.1	Financial Statements of the WSFN Boca Raton Office as of December 31, 2002 and for the two years then ended

99.2	Unaudited Pro Forma Combining Financial Statements as of December 31, 2002 and for the year then ended